UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

 Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2015

GUARDIAN 8 HOLDINGS
 (Exact name of registrant as specified in its charter)

Nevada	333-150954	26-0674103
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15230 N. 75th Street, Suite 1002 Scottsdale, Arizona	85260
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 659-6007

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

FORWARD-LOOKING STATEMENTS

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws, including, but not limited to, any projections of earnings, revenue or other financial items; any statements of the plans, strategies and objections of management for future operations; any statements concerning proposed new services or developments; any statements regarding future economic conditions or performance; any statements or belief; and any statements of assumptions underlying any of the foregoing.

Forward-looking statements may include the words “may,” “could,” “estimate,” “intend,” “continue,” “believe,” “expect” or “anticipate” or other similar words. These forward-looking statements present our estimates and assumptions only as of the date of this report. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the dates on which they are made. We do not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the dates they are made. You should, however, consult further disclosures we make in this Current Report on Form 8-K.

Although we believe that the expectations reflected in any of our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in any of our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and inherent risks and uncertainties. The factors impacting these risks and uncertainties include, but are not limited to:

·	our ability to efficiently manage and repay our debt obligations;
·	our inability to raise additional financing for working capital;
·	our ability to generate sufficient revenue in our targeted markets to support operations;
·	significant dilution resulting from our financing activities;
·	actions and initiatives taken by both current and potential competitors;
·	supply chain disruptions for components used in our product;
·	manufacturers inability to deliver components or products on time;
·	our ability to diversify our operations;
·
the fact that our accounting policies and methods are fundamental to how we report our financial condition and results of operations, and they may require management to make estimates about matters that are inherently uncertain;

·	adverse state or federal legislation or regulation that increases the costs of compliance, or adverse findings by a regulator with respect to existing operations;
·	changes in U.S. GAAP or in the legal, regulatory and legislative environments in the markets in which we operate;
·	deterioration in general or global economic, market and political conditions;
·	inability to efficiently manage our operations;
·	inability to achieve future operating results;
·	the unavailability of funds for capital expenditures;
·	our ability to recruit, hire and retain key employees;
·	the inability of management to effectively implement our strategies and business plans; and
·	the other risks and uncertainties detailed in this report.

For a detailed description of these and other factors that could cause actual results to differ materially from those expressed in any forward-looking statement, please see “Risk Factors” in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015 and in our Annual Report on Form 10-K for the year ended December 31, 2014.

Item 1.01 Entry into a Material Definitive Agreement.

Amendment to Outstanding Debentures

Effective June 2, 2015, we entered into the First Amendment to Securities Purchase Agreement (the “Amendment”) with a majority of the debenture holders who purchased $7,000,000 in principal amount of debentures pursuant to a Securities Purchase Agreement, and related transaction documents, dated May 27, 2014 (the “Debenture Agreements”). Under the terms of the Amendment, the Debenture Agreements were amended to (i) allow for up to an additional $5,000,000 of Debentures to be issued by the Registrant on terms substantially similar to those set forth in the Debenture Agreements, (ii) extend the Maturity Date of the Debentures to July 31, 2016, (iii) allow for the payment of Interest under the Debentures to be made in restricted shares of Registrant’s Common Stock, (iv) reduce the Debenture Conversion Share price to $0.075, (v) reduce the Warrant Share price to $0.10, and (vi) reduce the price per share relating to Forced Conversion Conditions to $0.20 as relates to all Forced Conversions set forth in the Debenture Agreements. A copy of the Amendment is attached hereto as Exhibit 10.1.

Financing Transaction

On June 2, 2015, the Registrant, and its wholly-owned operating subsidiary, Guardian 8 Corporation (“G8”), entered into a Securities Purchase Agreement, Registration Rights Agreements, Convertible Senior Secured Debentures, a Pledge and Security Agreement, a Secured Guaranty, a Class C Warrant and other related agreements (the “Financing Agreements”), with First Bank & Trust as Custodian of Ronald L. Chez IRA; C. Stephen Cochennet, the Registrant’s CEO/President; JT Estate Trust Dtd 7 /3/13; Coal Creek Energy, LLC; Harvey M. Burstein; Cradle Rock LLC; William M. Stern Revocable Living Trust; Kent and Lisa Renae Nelson JTWROS; and Gary A. Padjen (the “Buyers”).

Pursuant to the Financing Agreements, the Registrant increased the principal amount of senior secured debentures (the “Debentures”). Under the terms of the Financing Agreements, the Buyer’s agreed to purchase and G8 agreed to sell Debentures for a total purchase price of $625,000. The Debentures mature on July 31, 2016 and bear an interest rate equal to 8% per annum.

In connection with the sale of the Debentures, the Registrant agreed to issue the Buyers 625,000 Class C common stock purchase warrants, each warrant entitling the holder to purchase one share of the Registrant’s common stock at $0.10 per share for a period of five years (the “Closing Securities”).

The Registrant received $160,000 from its CEO/President, C. Stephen Cochennet in April and May of 2015; leaving net proceeds to the Registrant from the First Closing of the financing of $352,346, after payment of commissions, fees and expenses to the Registrant’s placement agent, Merriman Capital, Inc., of $91,154, additional commissions to Freedom Investors Corp. of $800, $17,500 in attorney’s fees, and $4,000 in escrow fees and expenses.

The proceeds raised from the sale of the Debentures will be used for general corporate purposes.

The following describes certain material terms of the financing transaction with the Buyers.  The description below is not a complete description of all terms of the financing transaction and is qualified in its entirety by reference to the Financing Agreements entered into in connection with the financing, which are attached as exhibits hereto.

Debenture Maturity Date and Interest Rate.  The Debentures mature on July 31, 2016, absent earlier redemption by the Registrant, and carry an interest rate of 8% per annum.

Payment of Interest and Principal.  Interest on the Debentures began accruing on June 2, 2015 and is payable quarterly in arrears on the first day of each succeeding quarter during the term of the Debentures, beginning on or about September 1, 2015 and ending on the Maturity Date of July 31, 2016.  The Registrant may pay interest payments in shares of its common stock. Additionally, on the Maturity Date if the Debentures have not been otherwise converted into shares of the Registrant’s common stock, the Registrant is required to pay the amount equal to the principal, as well as all accrued but unpaid Interest.

Conversion Rights under the Debenture. Subject to certain limitations, the Debentures may be converted by each Buyer commencing on the 91st day following closing and through Maturity, either in whole or in part, up to the full principal amount and accrued interest thereunder into shares of common stock at $0.075 per share.

Subject to certain limitations and conditions, the Registrant may force conversion of the Debentures into shares of common stock at $0.075 per share, either in whole or in part, if the closing sale price of shares of common stock during any ten consecutive trading days has been at or above $0.20 per share.

Further, in the event the average closing price of the common stock for the ten trading days immediately preceding, but not including, the maturity date of the Debentures is equal to or greater than $0.20, then on the maturity date, the Buyers must convert all remaining Principal due under the Debentures.

The Debentures contain provisions limiting the conversion to the extent that as a result of such conversion, each Buyer would beneficially own more than 4.99% (subject to waiver) in the aggregate of the issued and outstanding shares of the Registrant’s common stock, calculated immediately after giving effect to the issuance of shares of common stock upon conversion of the Debentures.

In addition, upon conversion of the Debentures, the number of Class C warrants issued to each Buyer shall automatically double.

Right to Redeem Debenture. Beginning on the 91st day following the closing and so long as a registration statement covering all the registrable securities is effective, the Registrant has the option of redeeming the principal, in whole or in part by paying the amount equal to 100% of the Principal, together with accrued and unpaid interest by giving ten (10) business days prior notice of redemption to the Buyers.

Security of Debentures. The Debentures were guaranteed, pursuant to the “Secured Guaranty” and “Joinder to Pledge and Security Agreement” by G8 and secured by a security interest in all of the assets of the Registrant and G8 pursuant to various financing instruments, and financing statements.

Registration Rights.  The Registrant has agreed to file a “resale” registration statement with the Securities and Exchange Commission (the “SEC”) covering all shares of common stock underlying the Debentures and Class C warrants within 90 days of the final closing under the Financing Agreements (the “Filing Date”) and to maintain the effectiveness of the registration statement for five years, or until all securities have been sold or are otherwise able to be sold pursuant to Rule 144. The Registrant has agreed to use its reasonable best efforts to have the registration statement declared effective within 120 days of the Filing Date (the “Effectiveness Date”). The Registrant is obligated to pay to investors liquidated damages equal to 1.0% per month in cash for every thirty day period up to a maximum of six (6%) percent, (i) that the registration statement has not been filed after the Filing Date, (ii) following the Effectiveness Date that the registration statement has not been declared effective; and (iii) as otherwise set forth in the Financing Agreements.

Additional Restrictions.  In addition to standard covenants and conditions such as the Registrant maintaining its reporting status with the SEC pursuant to the 1934 Act, the financing documents contain certain restrictions regarding the operation of the Registrant.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Registrant incurred a $625,000 financial obligation through the Financing Agreements described in Item 1.01 above. The Financing Agreements provide security in the form of a blanket lien on all of the assets of the Registrant and G8. In the event of a default by either the Registrant or G8 under the terms of the Financing Agreements, the Buyers under the Financing Agreements may enforce their rights as secured parties and accelerate payments under the Debentures which may result in the Registrant losing all or a portion of its assets. Subject to certain grace periods, the Debentures and Financing Agreements provide for the following events of default (among others):

·	Failure of Registrant to timely file the registration statements and have same declared effective by the SEC within the time periods set forth in the Registration Rights Agreement;
·	The suspension of Registrant’s common stock from the OTC Pink market for five consecutive days or for more than an aggregate of ten days in 365 days;
·	Failure to pay principal and interest when due;
·	An uncured breach by the Registrant or G8 of any material covenant, term or condition in any of the Debentures or related agreements;
·	A breach by the Registrant or G8 of any material representation or warranty made in any of the Debentures or related agreements; and
·	Any form of bankruptcy or insolvency proceeding is instituted by or against the Registrant or G8.

Item 3.02 Unregistered Sales of Equity Securities.

Pursuant to the Senior Secured Debentures and the Financing Agreements related thereto, on June 2, 2015, the Registrant, concurrent with First Closing, issued 625,000 Class C warrants to purchase shares of common stock for five years at $0.10 per share to nine accredited investors. Pursuant to the terms of the Securities Purchase Agreement, upon additional buyers purchasing up to an additional $4,375,000 on or before July 31, 2015, the Registrant will issue an additional 4,375,000 warrants to purchase shares of common stock. Further, upon conversion or maturity of the Debentures, the number of Class C warrants held by each Buyer shall automatically double. Merriman Capital, Inc. and Freedom Investors Corp. acted as placement agents in connection with the sale of the Debentures, in consideration for which (i) Merriman received a cash commission of $49,200, fees and expenses of $6,954.91, accrued investment banking and research fees of $35,000 and a warrant to purchase up to 18,200 shares of the Company’s common stock at an exercise price of $0.075 per share (the “Placement Agent Warrant”), and (ii) Freedom received a cash commission of $800 and a Placement Agent Warrant for 400 shares.

On June 2, 2015, the Registrant revalued $548,400 in units sold in a prior private placement in the first quarter of 2015 to $0.075 per unit. The revaluation resulted in the additional issuance of 6,215,201 shares of common stock and reduction in the Class D warrant exercise price to $0.10 per share.

As a result of the revaluation, the Registrant was required to adjust the exercise price on all of its currently outstanding Class A and B warrants (11,357,500 warrants in the aggregate) down to $0.075. In addition, in connection with the Debenture Amendment set forth in Item 1.01 above, all of the previously outstanding Class C warrants (7,175,000 warrants in the aggregate) were adjusted down to $0.10 per share.

The Registrant believes that the issuance and sale of the securities (Debentures, common stock and common stock purchase warrants) were exempt from the registration and prospectus delivery requirements of the Securities Act of 1933 by virtue of Section 4(a)(2) and Regulation D, Rule 506. The Securities were issued directly by the Registrant and did not involve a public offering or general solicitation. The Buyers of the Debentures (the recipients of the Securities) are “Accredited Investors” as defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933. The Buyers, and/or their representatives, were afforded an opportunity for effective access to files and records of the Registrant that contained the relevant information needed to make its investment decision, including the financial statements and Exchange Act reports. The Registrant reasonably believes that the Buyers, immediately prior to receiving the Securities, had such knowledge and experience in financial and business matters that they were capable of evaluating the merits and risks of their investment. The Buyers, and/or their representatives had the opportunity to speak with the Registrant’s management on several occasions prior to their investment decision.

Item 7.01 Regulation FD Disclosure

In accordance with General Instruction B.2 of Form 8-K, the following disclosure is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended.

In connection with obtaining the necessary consents for the Amendment discussed in Item 1.01 above, the Registrant sent correspondence to its current senior secured convertible debenture holders updating them on the reorganization plan for the Registrant.

In the correspondence, the Registrant disclosed that its recent sales and marketing expenditure reductions have impacted its ability to generate new leads in previously targeted markets.  That it was identifying and focusing on closing existing near-term deals in the Security Services and Hospital markets.  In addition, it was developing existing and new outside sales representatives using a distributor based sales model.  Sales in the second quarter are on track to closely match first quarter sales levels.  Future sales increases will be limited by its ability to locate and implement distributor agreements.

Cost reduction has been the focus of its recent reorganization.  During the period from January through March of 2015 it averaged $340,000 in spending per month.  April spending was $230,000 and May spending is estimated to be $120,000.  These amounts represent cash outlays plus increases in accounts payable.  Other expense accruals and obligations paid in common stock have not been included.

Item 8.01 Other Events.

On June 3, 2015, the Registrant issued a press release disclosing an initial sale of Pro V2 units to the United Arab Emirates. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

10.1	First Amendment to Securities Purchase Agreement dated April 24, 2015
10.2	Securities Purchase Agreement dated June 2, 2015
10.3	Registration Rights Agreement dated June 2, 2015
10.4	Form of Secured Guaranty dated June 2, 2015
10.5	Form of Joinder to Pledge and Security Agreement dated June 2, 2015
10.6	Form of Class C Warrant
10.7	Senior Secured Debenture ($200,000) First Bank & Trust as Custodian for Ronald L. Chez dated June 2, 2015
10.8	Senior Secured Debenture ($160,000) C. Stephen Cochennet dated June 2, 2015
10.9	Senior Secured Debenture ($100,000) JT Estate Trust Dtd 7/3/13 dated June 2, 2015
10.10	Senior Secured Debenture ($50,000) Coal Creek Energy, LLC dated June 2, 2015
10.11	Senior Secured Debenture ($50,000) Harvey M. Burstein dated June 2, 2015
10.12	Senior Secured Debenture ($25,000) Cradle Rock LLC dated June 2, 2015
10.13	Senior Secured Debenture ($20,000) William M. Stern Revocable Living Trust dated June 2, 2015
10.14	Senior Secured Debenture ($10,000) Kent and Lisa Renae Nelson JTWROS dated June 2, 2015
10.15	Senior Secured Debenture ($10,000) Gary A. Padjen dated June 2, 2015
99.1	U.A.E. Initial Sale Press Release dated June 3, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Guardian 8 Holdings

	By:	/s/ C. Stephen Cochennet
C. Stephen Cochennet, Chief Executive Officer
Date: June 5, 2015